SCHEDULE 14A
                           (RULE 14A-101)

              INFORMATION REQUIRED IN PROXY STATEMENT

                      SCHEDULE 14A INFORMATION
    PROXY STATEMENT PURSUANT TO SECTION 14(A)  OF THE SECURITIES
              EXCHANGE ACT OF 1934 (AMENDMENT NO. N/A)

  Filed by the registrant  XX

  Filed by a party other than the registrant

  Check the appropriate box:

  XX Preliminary proxy statement

     Definitive proxy statement

     Definitive additional materials

     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

             AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.
          (Name of Registrant as Specified in Its Charter)

         TERRY L. YOUNG ON BEHALF OF THE BOARD OF DIRECTORS
             (Name of Person(s) Filing Proxy Statement)

  Payment of filing fee  (Check the appropriate box):

  X $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

    $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).

     Fee computed on table below per Exchange Act Rules 14-a6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:____________________________

     (2)   Aggregate number of securities to which transactions applies:______

     (3)   Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-
  11:_________________________________________________________

     (4)   Proposed maximum aggregate value of transaction:_________________

   Check box if any part of the fee is offset as provided by Exchange
Act   Rule 0-11(a)(2) and identify   the filing for which the offsetting fee
was paid previously.  Identify the previous   filing by registration
statement number, or the form or schedule and the date of its filing.

       (1)  Amount previously paid:         N/A
       (2)  Form, schedule or registration statement no:     N/A
       (3)  Filing party:      N/A
       (4)  Date filed:    N/A

             AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.
                          ________________

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          ________________

  The annual meeting of the shareholders of American Absorbents Natural
Products,   Inc., a Utah Corporation, will be held, in accordance with the
bylaws of the Company, at its offices at 3800   Hudson Bend Road, Suite
#300, Austin, Texas, on Wednesday, July 8, 1998, at 10:00 A.M. Central
Standard   Time for the following purposes:

                 1.   To elect four directors;

                 2.   To receive the reports of officers (without taking any
                       action   thereon);

                 3.   To ratify and approve the appointment of Orton & Company
                      as   independent certified public accountants for the
                      Company for the fiscal   year ending January 31, 1999;

                 4.   To ratify and approve transactions with Austin Young, Inc.
                      including   the borrowing of working capital funds, use
                      of assets as collateral, and office/equipment leases;
                      and,

                 5.   To transact such other business as may properly come
                      before   the meeting.

  Only holders of common stock of record on the books of the company at the
close   of business on April 30, 1998, will be entitled to notice of and to
vote at the annual meeting of shareholders   and any adjournment or
adjournments or postponement or postponements thereof.  A list of shareholders
entitled   to vote at the annual meeting of shareholders will be kept on file
at the offices of the Company at least   ten days prior to the annual
meeting of shareholders and may be reviewed by any shareholder during regular
business   hours.
  The enclosed proxy, which is being solicited on behalf of the Board of
Directors   of the Company, should be  completed, dated, signed and returned
promptly to assure that your vote will be   included.

  YOU MAY, OF COURSE, CHOOSE TO REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THIS PROXY AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING OF SHAREHOLDERS, AND PERSONALLY CAST YOUR VOTES.

           David W. Redding, President
           Austin, Texas
           June 3, 1998


             AMERICAN ABSORBENTS NATURAL PRODUCTS, INC.
                 3800 HUDSON BEND ROAD, SUITE #300
                        AUSTIN, TEXAS 78734
                            ____________

                          PROXY STATEMENT
                            ____________

                SOLICITATION AND REVOCATION OF PROXY

  The accompanying proxy is being furnished to holders of Common Stock ($0.001
par   value), of American Absorbents Natural Products, Inc., a Utah
corporation, and is solicited by the Board   of Directors of the Company for
use at the annual meeting of the shareholders to be held at 3800 Hudson Bend Road, Suite #300, Austin, Texas on July 8, 1998, at 10:00 A.M. (local time),
and any postponements   or adjournments thereof.

  The expenses of preparing, assembling, printing and mailing the proxy
statement   and material used in the solicitation of proxies will be borne by
the Company.  It is contemplated that proxies   will be solicited principally
through the use of the mails, but officers, directors and regular employees of the Company may solicit proxies personally or by telephone or mail.

  Any shareholder executing a proxy retains the right to revoke it by giving
written   notice dated after the date of the proxy and before the proxy is
counted at the annual meeting ofshareholders,   to the Secretary of the
Company, by duly executing a subsequent proxy relating to the same shares and
delivering   it to the Secretary of the Company, or by attending the annual
meeting of shareholders and voting in   person.  Any written notice
revoking a proxy should be sent to the offices of the Company at the address
listed   above.

  All shares represented at the annual meeting of shareholders  by properly
executed   proxies received prior to  or at the annual meeting of
shareholders, unless such proxies previously have been   revoked, will be
voted at  the annual meeting of shareholders in accordance with the
instructions on the proxies.    If no instructions are  indicated, proxies
will be voted for each nominee and for each item set forth in   the Proxy.
If any other matters are properly presented to the annual meeting of
shareholders for action, the persons   named on the enclosed form or forms
of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

  The Board of Directors has fixed the close of business on April 30, 1998, as
the   record date for the determination of shareholders entitled to notice of
and to vote at the annualmeeting   of shareholders.  As of  the record date,
there were 6,863,350 shares of common stock ($0.001 par value)   of the
Company outstanding.
  Holders of record of common stock on the record date are entitled to cast one
vote   per share, exercisable in person or by properly executed proxy, with
respect to each matter to be considered   by them at the annual meeting of
shareholders.

  The presence, in person or by properly executed proxy, of the holders of a
majority   of the outstanding shares  of common stock entitled to vote is
necessary to constitute a quorum at the annual   meeting of shareholders.


  The approval of at least a majority of those shares of common stock voted at
the   annual meeting of shareholders for each nominee and for each item set
forth in the notice of annual   meeting of shareholders will   be required
to elect the nominees and to approve such matters.

  Copies of this proxy statement and enclosed proxy card were filed with the
Washington,   D.C. office of the Securities & Exchange Commission a minimum of
ten days prior to them being sent   to shareholders on approximately June 3,
1998.

  THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE FOR THE NOMINEES AND MATTERS TO BE VOTED UPON AT THE ANNUAL MEETING OF SHAREHOLDERS.


                       ELECTION OF DIRECTORS

  The Board of Directors has nominated four persons to be elected at the annual
meeting   of shareholders, each  to serve until the next annual meeting of
shareholders and until their successor   is elected and qualified.  To
be elected, a director must receive the votes of a majority of the shares
present   at the meeting by proxy or in person, provided that a majority
of all shares are present at the meeting by proxy   or in person.  Shares
represented by the proxies solicited by the Board of Directors will be voted
(unless   otherwise directed) in favor of the election as directors of the
persons named below.  The bylaws of the Company   provide for a maximum
of nine directors to be elected by the holders of the common stock.  During
the   past several fiscal years, Board operations have operated smoothly
with fewer directors.  The enclosed proxy cannot   be voted for a greater
number of persons than the number of nominees named.  All of the nominees for
election   as directors are presently directors.

  Each nominee has agreed to serve as a director of the Company if elected.
However,   in the unexpected event of the refusal or inability of any nominee
for director to serve, proxies may be   voted for a substitute nominee
designated by the Board of Directors, or the Board may be reduced accordingly.

  The following information concerning the principal occupation of each nominee
during   the past five years and certain other information have been furnished
to the Company by each nominee   for director:

                                      SERVED AS

  NAME                AGE             DIRECTOR SINCE



  Terry L. Young      51              1990

  David W. Redding    49              1993

  William C. Branch   45              1995

  Nicholas N. Wentworth63             1998

  Terry L. Young became a director of the Company in 1990.  He has served as
Chairman   of the Board of Directors of the Company from 1991 to present.  Mr.
Young has also served as President   of the Company from August 1990 until
May 1991, and from June 1992 to December 1993.  Mr.Young   has been the Chief
Executive Officer of the Company since 1990.  He is also President and a
director   of Austin Young, Inc., the major stockholder of the Company, and
is Chairman and Chief Executive Officer of   American Absorbents, Inc.,
the wholly owned subsidiary of the Company.  He served in the United
States   Military from 1968 to 1971 when he received an honorable discharge.
Beginning in the early 1970's he became   involved in real estate
development and continues to be involved now.  Mr. Young has also been
involved   in corporate development and has worked in the development of
several companies.  Mr. Young received an associate   degree in business
from San Antonio College in 1967 and attended the University of Texas at
Austin   for two years.  Age 51.

  David W. Redding became a director of the Company in 1993.  He has served as
President   of the Company since February 1997.  He has served as Chief
Financial Officer, Executive Vice President   and Treasurer of   the Company
since November 1993.  He has also served as Assistant Secretary of the
Company since December 1994. Mr. Redding is also Chief Financial Officer,
Treasurer, Secretary   and a Director of American  Absorbents, Inc., the
wholly owned subsidiary of the Company.    From May 1988 until   November
1993, he was self-employed providing tax, management and financial services.
From November   1978 until May 1988   he was Chief Financial Officer,
Executive Vice President, Secretary, Director and   a member of the Executive
Committee of ASK Corporation, a publicly held, NASDAQ National Market listed
company   engaged in manufacturing and marketing of alternative energy
equipment in the emerging solar   energy industry.  He was  nominated for
and accepted  for inclusion in Who's Who Worldwide in Business in   1993 and
International Who's Who of Professionals in 1997.  He received a bachelors
degree in business   and accounting from the University of Texas at Austin
in 1974.  Age 49.

  William C. Branch became a director of the Company in June 1995.  He was
President   and Chief Executive  Officer of Charles P. Davis Hardware, Inc.
from 1978 until 1982 when the business   was sold to Handyman, Inc. in San
Diego, California. Following a period of retirement, he became the
Chairman   of the Board and President of Branch International, Inc., operating
Branch Travel and has served   in that capacity from 1985
until present.  Mr. Branch attended and received an AA degree from Marion
Military   Institute, Marion, Alabama, in 1973.  He received a BS degree in
nternational Business from The American   College, Leysin, Switzerland, in
1977.  After that, he pursued graduate studies in International   Business
at the International Business Institute in Switzerland.  Mr. Branch spends
less than 10% of his time   involved with Company business.  Age 45.

  Nicholas N. Wentworth has served as a director of the Company since January
1998.    Mr. Wentworth was president of Investment Advisors Incorporated, a
Houston, Texas based investment   counseling firm with individual and
institutional clients before retiring in 1996 after 28 years
with   the firm.  He held various management positions with the firm including
president of a no-load mutual fund   specializing in small to  medium sized
capitalization companies, economist and chief investment officer
of   fixed income.  He is a Chartered Financial Analyst and a Chartered
Investment Counselor and is a past president   of the Houston Society of
Financial Analysts.  Prior to joining Investment Advisors Incorporated   he
work for Underwood, Neuhaus and Company providing institutional research and
portfolio management for   non-discretionary accounts managed by the firm.
Early in his career, Mr. Wentworth worked in the   corporate offices of Gulf
Oil Corporation as a member of the crude oil and product supply department,
for   Texas Eastern Transmission Corporation as a member of the treasurer's
staff working with investment bankers   in long and short term  borrowings
and for Funds Incorporated as their analyst in energy and regulated
industries.    He served in the United States Army Finance Corps and holds a
Bachelor's and Master's degree in Business   Administration  from Babson
College in Wellesley, Massachusetts.  Mr. Wentworth spends less than   10%
of his time involved with Company business.  Age 63.

  There are no known arrangements or understandings between any of the foregoing
individuals   and any other person pursuant to which they were elected as a director or as a nominee.

  The Company has no audit, nominating, or compensation committees.  The present
Board   of Directors met nine times during the fiscal year ended January 31,
1998.  All incumbent directors    attended at least 75% or  more of the total
number of meetings of the Board of Directors during the last fiscal   year
or for such shorter period that they served as a director.


                       EXECUTIVE COMPENSATION

  The following table sets forth the aggregate remuneration paid or accrued for
the   fiscal years ended January 31,  1996, 1997 and 1998, as to each
officer of the Company whose aggregate remuneration   exceeds $100,000, and
as to the aggregate remuneration of all officers as a group:

                ANNUAL COMPENSATION (1)LONG-TERM COMPENSATION

                                                 AWARDS
                                                 PAYOUTS





                                         RESTRICTED STOCKAWARDS
  NAME AND
      OTHER ANNUALCOMPENSATION    ($)  ($)OPTIONS/ SAR'S LTIPALL OTHER
  PRINCIPAL SALARY($)BONUS($)              (#)  PAYOUTS  ($)COMPENSATION   ($)
  POSITIONS   YEAR

  Terry L. Young,CEO
              1996  -0-   -0-     -0-      -0-    -0-    -0-     -0-

              1997  -0-  7,000    -0-    56,500   -0-    -0-     -0-

              1998 60,000 -0-     -0-     7,188 100,000  -0-     -0-


  All
  Officers    1996 44,7141,000    -0-      -0-    -0-    -0-     -0-
  as a
  Group (3 persons)

              1997 64,8007,000    -0-    106,592  -0-    -0-     -0-
  (3 persons)

               1998143,400 -0-    -0-    46,325 225,000  -0-     -0-
  (3 persons)

  1)  Excludes the value of personal use of Company office facilities and
certain   other personal benefits.  The value of such personal benefits cannot
be specifically or precisely ascertained   without unreasonable effort.
  After reasonable inquiry, however, the Company believes that the aggregate
annual   amount of such personal benefits does not exceed $50,000 per person
or 10% of the total annual salary and   bonus for the named executive
officer or officers as a group.

  2)   In 1993, 1,000,000 options were issued to Austin Young, Inc., a company
controlled   by Mr. Young, and were exercisable at $3.00 per share at any
time prior to February 1, 1998. The   exercise price represented the
market price of the common stock on February 1, 1993, the date of grant. On
June   16, 1993, Austin Young, Inc. exercised its option to acquire 12,000
shares.  The market price of the common   stock on such date was $4.00 per
share.  On June 17, 1997, Austin Young, Inc. returned to the Company
for   cancellation, the option it held to purchase the remaining 988,000 shares
that were subject to the option.    (See "Certain Relationships and Related
Transactions.")

  Neither the Company nor its wholly owned subsidiary has a written employment
contract   with any of its officers.  All of the officers are currently paid a
regular monthly salary by the   Company.

  Under Utah law the Company is entitled to pay compensation to its directors,
unless   the articles or bylaws  provide otherwise.  The Company has not
adopted a policy of cash compensation for   its directors, and neither the
Articles of Incorporation, as amended, nor the current bylaws prohibit
such   payments.  The Company may implement a cash compensation plan to
compensate its directors at some point in   the future.  Directors are eligible
to receive stock options under the 1995 Stock Option Plan.


                       1995 STOCK OPTION PLAN

  The Company does not have any pension, retirement, deferred compensation, or
similar   plan for its officers or employees.  The Company does have an
incentive stock option plan for its officers,   directors, employees and
persons who perform substantial services for or on behalf of the Company.
The   Company's 1995 Stock Option Plan which replaced the 1993 Stock Option
Plan (under which no options were   granted) authorizes the grant of stock
options with respect to up to 1,000,000 shares of the common   stock (which
number is subject to adjustments in the event of stock dividends, stock splits
and other similar   events) and, accordingly, 1,000,000 shares of authorized
but unissued stock have been set aside by the Board   of Directors for
issuance subject to options that may be granted under the 1995 Stock Option
Plan.  The Plan   is administered by the Board of Directors, or, at its option,
a duly authorized committee of the Board.    All employees (including
executive officers and directors) of the Company, and its subsidiary, together
with   other persons who perform substantial services for or on behalf of the
Company, are eligible to receive options   under the 1995 Stock  Option
Plan. The term of the 1995 Stock Option Plan is for a period of five
years   from the date of the plan.
  Options granted under the Plan are granted at the market "bid" price of the
common   stock at the time of grant  and may be exercised by the optionee by
the payment of cash, surrender ofshares   of common stock of the Company
equivalent to the option exercise price or through a reduction in the
number   of shares received pursuant to the option exercise equivalent to the
amount of the option exercise   price for a period of seven years from the
date of grant. On June 17, 1997 the following options were granted pursuant to the 1995 Stock
  Option Plan to officers and directors at the closing bid price of the common stock:

               OPTION/SAR GRANTS IN LAST FISCAL YEAR
                        (INDIVIDUAL GRANTS)

                            PERCENT OF TOTALOPTIONS/SARS
                             GRANTED TO
                 OPTIONS/SARS  GRANTEDEMPLOYEES INEXERCISE ORBASE PRICE
                     (#)     FISCAL YEAR   ($/SH)
  NAME                                              EXPIRATION DATE

  Terry L.         100,000       40         0.375    June 17, 2004
  Young, CEO

  David W. Redding  100,000      40         0.375    June 17, 2004

  William C. Branch  25,000      10         0.375    June 17, 2004

  Kimberly A. Love  25,000       10         0.375    June 17, 2004

  Currently, directors do not receive any cash compensation for serving in their
roles   as directors of the Company.

  The following table sets forth the aggregated option/SAR exercises in the last
fiscal   year and the fiscal year- end option/SAR values:

      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                      FY-END OPTION/SAR VALUES

                                         NUMBER OF    VALUE OF
SHARES UNEXERCISEDOPTIONS/SARSAT FY-END
 (#)EXERCISABLE/UNEXERCISABLE  UNEXERCISED
                  ACQUIRED                           IN-THE-MONEY
                     ON        VALUE                 OPTIONS/SARS
                  EXERCISE    REALIZED              AT FY-END ($)
       NAME         (#)         ($)                  EXERCISABLE/
                                                    UNEXERCISABLE

  Terry L.        100,000      75,000       -0-          -0-
  Young, CEO

  David W. Redding    -0-       -0-      100,000 E     112,500

  William C. Branch   25,000   21,875       -0-          -0-

  Kimberly A. Love    -0-       -0-      25,000 E       28,125

  On June 17, 1997, Austin Young, Inc. returned to the Company for cancellation,
an   option it held to purchase  988,000 shares of common stock.  On
January 21, 1998, when the bid price on the   common stock in the public
market was $1.125, Terry L. Young exercised the option he held to purchase
100,000   shares of common stock by reducing the amount of the note payable
from the Company to Austin Young,Inc.   by $37,500 and on January 23, 1998,
when the bid price on the common stock in the public market was   $1.25,
William C. Branch exercised the option he held to purchase 25,000 shares of
common stock by   issuing a check to the Company for $9,375.


           CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Austin Young, Inc. is the major stockholder of the Company, beneficially
owning   3,182,403 shares, or approximately 47.03% of the common stock at
March 31, 1998, which amountincludes   the shares beneficially owned by
Austin Young, Inc. as described above.  Austin Young, Inc. is
controlled   by Terry L. Young, the Chief Executive Officer, Chairman and
controlling shareholder of the Company.
Austin   Young, Inc. is a publicly held Texas corporation which operates as a
real estate developer principally   in the Austin, Texas, area.  It also
owns a publishing company, American Crisis Publishing, Inc., which publishes drug and alcohol abuse literature, educational books and magazines
for ages 5 through adult, and   coloring books for children ages one through
four.  Mr. Young owns approximately 90% and the public shareholders   own
approximately 10% of the outstanding common stock of Austin Young, Inc.
Mr. Young beneficially   owns 3,182,403 shares or approximately 47.03% of
the outstanding stock of the Company at March 31,1998,   which amount includes
the shares owned by Austin Young, Inc. as described above.

  On October 8, 1993, the Company entered into a Commercial Earnest Money
Contract   with Cassidy Consolidated Properties, Inc., a corporation controlled
by the former spouse of   Terry L. Young.  The purchase price of the
building purchased pursuant to the contract was $180,000, paid by
the   issuance of 6,000 shares of common stock and a note payable of $150,000
payable at the rate of $1,500 per   month.  The building was acquired by the
seller in 1992 for $150,000.  In August, 1996, this mortgage was   paid off
and refinanced at a bank using collateral of Austin Young, Inc. as security and
granting Austin Young,   Inc. a security interest in the warehouse facility.

  In February, 1992, the Company issued stock to the shareholders of American Absorbents, Inc. in return for all of the outstanding shares of such company. Terry L. Young received 290,000 shares, or approximately 41% of the shares of
common stock issued in such transaction. Mr. Young received   200,000 of the
290,000 shares for services rendered in founding the subsidiary of the Company;
the remaining   shares were also  issued for services rendered to the Company.

  On May 13, 1991, 3,380,000 (pre-split) shares were purchased by the Company
from   Austin Young, Inc. for $65,000 and canceled.  The Company agreed that
Austin Young, Inc. would have the   right to repurchase these shares for the
same price at any time up to June 1, 1993.  On July 15, 1992,the   Company
issued 3,380,000 (post-split) shares to Austin Young, Inc. for debt relief of $65,000.

  In February, 1993, the Company issued to Austin Young, Inc. a five-year option
to   purchase up to 1,000,000 shares of common stock at an exercise price of
$3.00 per share.  On June 16,1993,   Austin Young, Inc. exercised its option
to purchase 12,000 shares.  On June 17, 1997, Austin Young,   Inc. returned
the remaining 988,000 options to the Company for cancellation.

  Austin Young, Inc. furnishes to the Company the office space and some
equipment   currently used by the Company pursuant to a 5-year lease dated
July, 1996, for a monthly lease rate of   $1,900.

  Austin Young, Inc. has advanced funds to the Company from time to time for
operating   expenses.  At January 31, 1998, the Company owed approximately
$179,052 in principal to Austin Young,   Inc., which amount was evidenced by
a promissory note bearing interest at 7% per annum and due on demand. The note payable to Austin Young, Inc. was reduced by $37,500 on January 21, 1998,
when Mr. Young exercised   an option he held to acquire 100,000 shares of
common stock at $0.375 per share.  In addition,   Austin Young, Inc. has
pledged $125,000 in CD's against a $125,000 note payable to a bank relative to
the   Austin warehouse facility.
  Austin Young, Inc. receives no compensation for the use of its CD's as
collateral   on the note.


                         CHANGE IN CONTROL

  There are no arrangements known to management the effect of which would result
in   a change of control of the Company, nor has such a change of control
occurred during the fiscal year ended   January 31, 1998.


          RATIFICATION AND APPROVAL OF THE APPOINTMENT OF
              INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  The Board of Directors has selected Orton & Company, Salt Lake City, Utah, to
serve   as independent auditors of the Company for the year ending January 31,
1999, subject to approval by the   shareholders.  Such firm is familiar with
the books and records of the Company having audited such books and   records
for the years ended January 31, 1998, 1997, 1996 and 1995.  The Company has
been advised by Orton   & Company that neither that firm nor any of its
partners or associates has any relationship or   connection, financial or
otherwise, with the Company or any affiliate of the Company other than the
usual   relationship that exists between independent certified public accountants and clients.


   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information furnished by the following
persons   concerning the common stock ($0.001 par value) ownership as of
March 31, 1998, of  (i) each person who   is known to the Company to be the
beneficial owner of more than 5 percent of the common stock;  (ii)
all   directors and nominees for director; and,  (iii) all directors,
nominees for director and officers of the Company   as a group:

   NAME AND ADDRESS    NUMBER OF SHARESOF
                            COMMON STOCKCOMMON STOCK SUBJECT TO OPTIONS OR
    OF BENEFICIAL OWNER                      WARRANTS    PERCENT OF CLASS


  Austin Young, Inc.        3,182,403          -0-        47.03
  3800 Hudson Bend Rd.
  Austin, TX 78734

  Terry L. Young            3,182,403          -0-        47.03
  3800 Hudson Bend Rd.
  Austin, TX 78734

  David W. Redding           272,620         100,000       5.43
  3800 Hudson Bend Rd.
  Austin, TX 78734

  William C. Branch          232,662           -0-         3.44
  3800 Hudson Bend Rd.
  Austin, TX 78734

  Nicholas N. Wentworth       5,000            -0-         0.07
  3800 Hudson Bend Rd.
  Austin, TX 78734

  James R. Toney              6,500            -0-         0.10
  3800 Hudson Bend Rd.
  Austin, TX 78734

  Kimberly A. Love            15,026          25,000       0.59
  3800 Hudson Bend Rd.
  Austin, TX 78734

  Officers and Directors    3,714,211        125,000      55.71
  as a Group (6 Persons)

  1)   Unless otherwise indicated, the second column reflects amounts as to
which   the beneficial listed in the  first column has sole voting power and sole investment power.

  2)   The total number of shares of common stock outstanding as of March 31,
1998,   was 6,766,512.  Option shares to each named director or officer, which
are not currently outstanding but   which are subject to option exercise,
are deemed to be outstanding for the purpose of computing that director's or officer's percentage of ownership of outstanding shares of common stock, but
are not deemed to be outstanding   for computing the  percentage of common
stock owned by any other person.

  3)   Austin Young, Inc. is approximately 90% controlled by Terry L. Young, its
Chairman   and CEO.  Mr. Young is a director, officer and 47.03% controlling
shareholder of the Company through   his control position in Austin Young,
Inc.  Of the shares set forth above, 47,000 are held in brokerage   accounts
in the name of Austin Young, Inc.

  4)   Of the shares set forth above for Terry L. Young, 2,922,091 are owned of
record   by Austin Young, Inc., a corporation controlled by Mr. Young;
47,000 are held in brokerage accounts in   the name of Austin Young, Inc.;
85,598 are held in the name of Mr. Young;  100,000 are held in the name of
Terry L. Young and Austin Young, Inc.;   3,500 are owned of record by the
spouse of Mr. Young;  4,214 are   held in the name of Kim E. Coleman as
custodian for Gretchen Coleman, and, 20,000 are owned of record by the children of Mr. Young.

  5)   Of the shares set forth above for David W. Redding, 235,313 are held in
the   name of David W. Redding; 27,000 are held in the name of David W.
Redding for the benefit of family members,   and, 500 are owned of record by
the spouse of Mr. Redding.

  6)   Of the shares set forth above for William C. Branch, 177,189 are owned of
record   by Mr. Branch, 29,000  are owned of record by Mr. Branch as
custodian for the Charles P. Davis Trust and   26,473 are held of record
by Mr. Branch as custodian for family members.


RATIFICATION AND APPROVAL OF THE BORROWING OF WORKING CAPITAL FUNDS, USE OF COLLATERAL AND OFFICE/EQUIPMENT LEASES FROM AUSTIN, YOUNG, INC.

  From time to time, since inception, the Company has been advanced working
capital   funds from Austin Young, Inc.  No working capital funds were advanced
to the Company during the fiscal   year ended January 31, 1998.  During fiscal
998 the note to Austin Young, Inc. was reduced by $23,333   in principal and
$14,167in accrued interest when Mr. Young exercised an option to purchase
common stock   for a total price of $37,500.  At January 31, 1998, the total
amount owing to Austin Young, Inc.was   $179,052.  Such amount is evidenced by
a demand promissory note bearing interest at 7% per annum. Management   of
the Company believes that the terms of the note are fair to the Company.
In addition, the Company   has used collateral of Austin Young, Inc. to secure
bank financing on the warehouse facility in Austin,   Texas and has in turn
given Austin Young, Inc. a security interest in the warehouse facility for the
use of   Austin Young, Inc.'s assets as collateral.  The Company also leases
office space and equipment from Austin Young,   Inc. at a rate of $1,900
per month.  However, because none of the directors at such time that these
transactions   were made was a disinterested party , the transactions may be subject to challenge by the shareholders.

  Section 16-10a-851 of the Utah Revised Business Corporation Act provides that
no   such conflicting interest transactions may be enjoined, be set aside, or
give rise to an award of damages   or other sanctions, in a proceeding by a
shareholder or by or in the right of the corporation, if the shareholders holding qualified shares approve the transactions at any time, provided that
the shareholders holding   a majority of such qualified shares are present
at a duly held meeting and a majority of such qualified   shares present at
the meeting vote in favor of the transactions.  For purposes of this section,
the term   "qualified shares" means those shares otherwise entitled to vote on
the transactions, except shares owned   or controlled by a director who has
a conflicting interest respecting the transactions, or by a related person
of   that director  (see "Security Ownership of Certain Beneficial Owners
and Management").  There are approximately   3,149,139 common shares
qualified to vote on this proposal.  In addition, the transactions may
not   be enjoined, be set aside, or give rise to an award of damages or
other sanctions, in a proceeding by a shareholder   or by or in the right of
the corporation, if the transactions, judged according to the circumstances at
the   time of commitment, is established to have been fair to the corporation.

  Therefore, the Board of Directors is seeking ratification and approval of the
above   described transactions at the annual meeting of shareholders by persons
holding qualified shares.  If fewer   than a majority of thepersons holding
qualified shares are present at the annual meeting ofshareholders,   or if
fewer than a majority of such qualified shares are voted for ratification
and approval of such transactions,   the transactions may be challenged
under the section set forth above.  Notwithstanding a failure by
the   shareholders to ratify and approve the transactions, the Board of
Directors believes that under the circumstances   at the time of such
transactions with Austin Young, Inc., such transactions were fair to the
Company   and does not intend to seekrescission of the granting of loans, use
of collateral or lease agreements by Austin   Young, Inc. to the Company.


                         LEGAL PROCEEDINGS

  Neither the Company, any of its properties, nor its subsidiary is a party to
any   material pending legal proceeding or government actions, including any
material bankruptcy,receivership,   or similar proceedings.
  Management of the Company does not believe that there are any material
proceedings   to which any director, officer or affiliate of the Company or
its subsidiary, any owner of record,beneficially,   of more than 5 percent
of the common stock of the Company, or any associate of any such director,
officer,   or affiliate of the Company, or security holder is a party
adverse to the Company or its subsidiary   or has a material interest adverse
to the Company or its Subsidiary.


                        FINANCIAL STATEMENT

  The audited financial statements of the Company for the years ended January
31,   1998 and 1997 are included with this proxy statement.


 SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING OF SHAREHOLDERS

  The next annual meeting of shareholders of the Company is presently and
tentatively   scheduled for July 7,1999.  Proposals of shareholders intended
to be presented at such meeting must be   received by the Secretary of the
Company at the offices of the Company at the address listed above no later than January 31, 1999.


                           OTHER BUSINESS

  As of the date of this Proxy Statement, The Board of Directors knows of no
other   matters to be presented for action at the annual meeting of
shareholders.  If other matters are properly presented,   the person named in
the proxy intends to vote in accordance with their best judgment on such matters.


           By Order of the Board of Directors


            s/Terry L. Young__________________

            Terry L. Young, Chairman of the Board

  Austin, Texas
  June 3, 1998
             AMERICAN ABSORBENTS NATURAL PRODUCTS, inc.
      3800 hudson bend road, ste. #300      AUSTIN, TX. 78734

                               proxy

    this proxy is solicited on behalf of the board of directors The undersigned
hereby appoints Terry L. Young as Proxy, with the power to appoint   his
substitute, and hereby authorizes him to represent and to vote, as designated
below, all the shares   of common stock of American Absorbents Natural
Products. Inc. held on record by the undersigned on   April 30, 1998, at the
annual meeting of shareholders to be held on July 8, 1998, or any
postponements   or adjournments thereof.
-----------------------------------------------------------------------
  1.   ELECTION OF DIRECTORS

    FOR all nominees listed below (except as marked to the contrary below)

    WITHHOLD AUTHORITY to vote for all nominees listed below.
   (Instruction: To withhold authority to vote for any individual nominee,
    strike a line through   the nominee's name in the list below.)

  TERRY L. YOUNG DAVID W. REDDING WILLIAM C. BRANCH NICHOLAS N. WENTWORTH

  2.   Proposal to ratify and approve the appointment of Orton & Company as
independent   certified public accountants for the Company for the year ending
January 31, 1999.
(Circle   One)

FOR                   AGAINST                 ABSTAIN

  3.   Proposal to ratify and approve the transactions with Austin Young, Inc.
(Circle   One)

FOR                    AGAINST                  ABSTAIN

  4.   In their discretion, the Proxies are authorized to vote upon such other
business   as may properly  come before the meeting.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY   THE UNDERSIGNED  SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL
BE VOTED FOR PROPOSALS 1,   2 AND 3.

  When shares are held by joint tenants, both should sign.  When signing as
attorney,   executor, administrator, trustee or guardian, please give full
title as such.  If a corporation, please sign   in full corporate name by
authorized officer.  If a partnership, please sign in partnership name by
authorized   person.

____________________________________       _____________________________
Signature if individually held
Corporation or Partnership Name

___________________________________     By:_____________________________
Signature if jointly held
Authorized officer or person

Date:____________,1998           NUMBER OF SHARES________________

  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPLTLY.